2007 Around-the-Clock Historical Forward Prices

Exelon



$/MWh
80
75
70
65
60
55
50
45
40
35
30
PJM NI Hub
PJM West Hub
4/19: $73.94
7/6: $62.18
2/16: $61.56
4/20: $53.49
2/16: $43.80
7/6: $44.50
7/1/2005
7/15/2005
7/29/2005
8/12/2005
8/26/2005
9/9/2005
9/23/2005
10/7/2005
10/21/2005
11/4/2005
11/18/2005
12/2/2005
12/16/2005
12/30/2005
1/13/2006
1/27/2006
2/10/2006
2/24/2006
3/10/2006
3/24/2006
4/7/2006
4/21/2006
5/5/2006
5/19/2006
6/2/2006
6/16/2006
6/30/2006
7/14/2006
Date of Forward Price

Source: OTC quotes and electronic trading systems.

As Exelon becomes a more commodity-driven business, wholesale power price movements will have an increasing impact on corporate earnings.